SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 28, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information required by this Item 3.01 is included in Item 8.01 and incorporated by reference herein.

Item 8.01.                                          Other Events.

Security Capital Corporation (the “Company”) announced on March 2, 2005 that it notified the American Stock Exchange (“AMEX”) on February 28, 2005 that it currently expects to file its Form 10-Q for the quarter ended September 30, 2004 (the “Third Quarter Form 10-Q”) by March 11, 2005.  As previously announced, the Company had expected to file its Third Quarter Form 10-Q by March 1, 2005.  The Company’s Audit Committee and its counsel are in the process of finalizing the report of the results of the previously announced internal investigation.

The Company also announced that it expects that the outcome of the Audit Committee’s investigation will not have a material impact on the Company’s financial position at September 30, 2004 or its results of operations or cash flows for the three- and nine-month periods then ended.  Additionally, other than the impact of the cost of performing such investigation and other supplemental procedures, the Company does not expect that the outcome of such efforts will have a material impact on the Company’s financial position at December 31, 2004 or its results of operations or cash flows for the 12-month period then ended.  The Company does not expect to restate its financial results for any prior periods and expects to timely file its Annual Report on Form 10-K for the year ended December 31, 2004.

The Company has discussed with AMEX an extension until March 11, 2005 for filing the Third Quarter Form 10-Q and the Company has submitted a letter to AMEX requesting such extension.  The Company expects that such request will be accepted by AMEX.

On March 2, 2005, the Company issued a press release announcing that it now expects to file the Third Quarter Form 10-Q by March 11, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                                                                           Press Release of Security Capital Corporation, dated March 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2005
SECURITY CAPITAL CORPORATION

	By:	/s/ William R. Schlueter
		Name:	William R. Schlueter
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Security Capital Corporation, dated March 2, 2005.